Dividend Growth Fund Summary
Prospectus                      November 1, 2025

ETADX Class A Shares        ETCDX Class C Shares
ETNDX Class N Shares         ETIDX Class I Shares

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.eventidefunds.com. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

Eventide Dividend Growth Fund        Fund Summary

Investment Objectives. The investment objective of the Eventide Dividend Growth Fund (the “Dividend Growth Fund” or the “Fund”) is dividend growth and long-term capital appreciation. The Fund’s secondary objective is dividend income.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 114 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.19%	1.94%	1.14%	0.94%
Expense Recapture[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.20%	1.95%	1.15%	0.95%

1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $250,000 or more and applies to shares sold within 18 months of purchase.
2.	The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.
3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2026. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$934	$1,198	$1,950
Class C – no redemption	$197	$613	$1,054	$2,279
Class C – with redemption	$297	$613	$1,054	$2,279
Class N	$117	$366	$634	$1,402
Class I	$96	$303	$527	$1,171

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025, was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in securities with dividend growth attributes, which may include historical dividend growth characteristics and/or strong free cash flow generation and healthy balance sheet characteristics. The Fund has broad discretion to invest in securities selected by the Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), in the pursuit of the Fund’s objectives and to maintain flexibility for investing in domestic and foreign securities across all market capitalizations and economic sectors without limitation. The Fund’s investments in foreign securities may be made either directly or through American Depository Receipts (“ADRs”). The Fund is focused on identifying and investing in companies capable of increasing profitability, growth, and dividend growth by serving well the needs of customers, employees, suppliers, communities, the environment, and society broadly.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) is invested in the securities of companies that the Adviser believes have the ability to increase dividends over the long term. Although the Fund expects to invest primarily in dividend paying common stocks (including ADRs), the Fund may invest in other securities to pursue the Fund’s investment objectives. These other securities include yieldcos (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow), real estate investment trusts (“REITs”), convertible securities, and preferred stocks.

The Fund may invest in a particular type of security without limitation but limits its investment in a particular industry to less than 25% of the Fund’s net assets. The Fund may invest in private and other issuers whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments.

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The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Adviser favors investments that it believes will have relatively lower correlation or volatility to the overall market. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes it to be prudent. To enhance income, the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received, the Fund gives up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks that it has deemed to be attractive purchases at lower price levels.

The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening process in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.
▪	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.
▪	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.
▪	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.
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▪	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Distribution Policy. The Fund’s distribution policy is to make approximately four distributions to shareholders per calendar year. The frequency of distributions is based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About Each Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Distribution Policy and Goals.”

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in U.S. dollars, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. Dollar declines, the ADR price would decline by a similar measure.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the Fund’s distribution rate or the source of a distribution from the Fund is net profit. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Security Risk. Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries.  The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser's corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser's activities in this regard could limit the Fund's investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund's investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser's activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Junk Bond Risk. Lower-quality or unrated bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.

Real Estate and REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Small Capitalization Company Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of its Class A shares for each full calendar year since the Fund’s Class A shares commenced operations. Although Class C, N and I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares are different from Class A shares because Class C, N and I shares have different expenses than Class A shares. The performance table shows

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

how the average annual returns of Class A, C, I and N shares compare over time with those of a broad-based market index and a supplemental index (strategy benchmark) that the Adviser believes is more representative of the Fund's investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Dividend Growth Fund Class A Annual Total Returns for the Years Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for Class A shares, the highest return for a quarter was 18.30% (quarter ended June 30, 2020), and the lowest return for a quarter was (16.95)% (quarter ended March 31, 2020). The Fund’s Class A year-to-date return as of September 30, 2025, was 7.62%.

Average Annual Total Returns (periods ended December 31, 2024) Class A Shares	1 Year	5 Years	Since inception (9/27/2017)
Return Before Taxes	9.62%	11.00%	9.68%
Return After Taxes on Distributions	9.52%	10.66%	9.30%
Return After Taxes on Distributions and Sale of Fund Shares	5.77%	8.67%	7.69%
Class C Shares
Return Before Taxes	15.34%	11.44%	9.74%
Class N Shares
Return Before Taxes	16.27%	12.32%	10.61%
Class I Shares
Return Before Taxes	16.56%	12.55%	10.83%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)	11.89%	8.10%	7.55%
Bloomberg US Mid Cap Total Return Index (reflects no deduction for fees, expenses or taxes)	14.46%	10.40%	10.57%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A shares.

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DIVIDEND GROWTH FUND SUMMARY PROSPECTUS	November 1, 2025

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, serve as Portfolio Managers of the Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund. Ms. Bamford has served the Fund in this capacity since 2019. Mr. Singer has served the Fund in this capacity since January 2022.

Purchase and Sale of Fund Shares. The minimum initial investment in Class A, Class C and Class N Shares of the Fund, as well as Class I shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares purchased through a financial intermediary is $100,000 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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